UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-06669

Name of Fund:  Merrill Lynch Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch Fundamental Growth Fund,
     Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders


Merrill Lynch
Fundamental Growth
Fund, Inc.


Semi-Annual Report
February 28, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 9.99%        + 6.98%
International equities (MSCI Europe Australasia Far East Index)         +21.18         +18.68
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 1.26         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.40         + 2.96
High yield bonds (Credit Suisse First Boston High Yield Index)          + 7.53         +11.21

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable - even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



We are pleased to present to you the management team of

Merrill Lynch Fundamental Growth Fund, Inc.


Senior Portfolio Manager Larry Fuller joined Merrill Lynch Investment Managers in 1992 and heads the Merrill Lynch Fundamental Growth Fund team. He received a bachelor's degree from Bates College and an MBA from Columbia University. He is a member of the New York Society of Security Analysts and the American Finance Association. In addition to Mr. Fuller, the team includes Associate Portfolio Manager Tom Burke and Analysts Karen Uzzolino and Mike Oberdorf.
Mr. Burke received a bachelor's degree from Pace University and is a CFA R charterholder. He is also a member of the New York Society of Security Analysts and the Association for Investment Management and Research. Ms. Uzzolino graduated from the Stuart School of Business Administration. Mr. Oberdorf holds a bachelor's degree from Georgetown University. The team has a combined 68 years of investment experience.


Larry Fuller
Senior Portfolio Manager


Table of Contents

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Manager                   4
Performance Data                                                  6
Disclosure of Expenses                                            9
Schedule of Investments                                          10
Financial Statements                                             13
Financial Highlights                                             16
Notes to Financial Statements                                    21
Portfolio Information                                            26
Officers and Directors                                           27

CFA R and Chartered Financial Analyst R are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed both its benchmarks and its Lipper category average, benefiting from favorable sector weightings and good stock selection.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.77%, +11.37%, +11.38%, +11.92% and +11.69%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) The Fund outperformed the +9.99% return of the unmanaged Standard & Poor's 500 (S&P 500) Index and the +8.65% return of the S&P 500 Barra Growth Index for the same period. Fund returns also exceeded the +8.80% average return of the Lipper Large Cap Growth Funds category, which represents the performance of actively managed large cap growth funds.

The equity, bond and commodity markets were relatively volatile over the past six months. The value style of investing significantly outpaced growth for the period, while small cap stocks outperformed their large cap counterparts.

The most significant factor in the Fund's outperformance was our overweighting of the consumer discretionary, industrials, information technology and materials sectors, and above-market exposure to selected stocks within these sectors. The top performers were Marriott International, Inc., Starwood Hotels & Resorts
Worldwide Inc., Best Buy Co., Inc. and eBay, Inc. in consumer discretionary; Monster Worldwide, Inc. and PACCAR, Inc. in industrials; Oracle Corp. and Adobe Systems, Inc. in information technology; and Air Products & Chemicals, Inc. in materials.

Stock selection and underweight positions in health care and consumer staples also contributed positively to performance. In health care, relative results benefited from our negligible exposure to the major pharmaceutical companies, an area we have avoided for fundamental business reasons since May 2001. In consumer staples, our avoidance of several of the largest and best-known companies in the sector was the most meaningful contributor to performance.

The leading detractor from Fund performance was the absence of any investment in ExxonMobil Corp., which became part of the S&P 500 Barra Growth Index in December 2004 and represented a meaningful weighting (6.6%) in the benchmark by period-end. The stock price appreciated more than 23% in February 2005.


What changes were made to the portfolio during the period?

We made several adjustments to the portfolio in response to changes in the relative valuations and business fundamentals of the companies we own. In the consumer discretionary sector, valuations rose while growth of U.S. consumer spending gradually slowed. In response, we liquidated our positions at profits in Best Buy, eBay, Nike, Inc. and Lowe's Companies, Inc. We also substantially reduced our weighting in Coach, Inc. due to its relatively high valuation, although the longer-term business prospects look very good. We sold Rent-A-Center, Inc. and IAC/Interactive Corp. based on deteriorating business fundamentals.

In the health care sector, we initiated positions in companies that we believe could benefit as federal and state governments endeavor to change the U.S. healthcare delivery system. We added Zimmer Holdings, Inc. and St. Jude Medical, Inc. based on our belief that federal reimbursement programs will favor medical devices focused on rehabilitation and prevention of major cardiac problems that may lead to permanent disability. We added to our positions in WellPoint, Inc. and UnitedHealth Group, Inc., as we believe governments will make a major effort to move Medicaid and Medicare subscribers to private HMO plans over the next several years. We added Caremark Rx, Inc. to the portfolio in light of both public and private sector policies to move to mail order drug plans. We sold Forest Laboratories, Inc. at a capital loss given our growing concerns about the collapse of the company's anti-depressant drug franchise, which might not be offset by its growing franchise in the Alzheimer's drug market.

In the industrials sector, we liquidated our positions at profits in Monster, PACCAR, Rockwell Automation, Inc., Cummins, Inc.,
Eaton Corp., Robert Half International, Inc. and Emerson Electric Co. - all based on relatively high valuations. We added positions in Boeing Co., Lockheed Martin Corp., Deere & Co. and Caterpillar, Inc. In our opinion, the dramatic decline in the value of the U.S. dollar over the past two years puts U.S. manufacturers of aerospace and agricultural and industrial construction equipment in a position to grow by taking market share from manufacturers in Europe and Asia. Our exposure to this sector, as well as to health care, has increased over the past six months.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


In contrast, we meaningfully reduced the Fund's exposure to the information technology sector, selling out positions as the stocks rose about twice as much as our benchmark in the fourth quarter of 2004 and into January on the basis of very good earnings reports. We liquidated our positions in Oracle, Adobe, Cisco Systems, Inc., Hewlett-Packard Co., Lucent Technologies Inc., Texas Instruments Inc., Motorola, Inc., Tektronix, Inc., Canon Inc., Avaya Inc., Agilent Technologies Inc., Analog Devices, Inc. and SanDisk Corp. The Fund ended the period with an underweight exposure in the information technology sector. We are concerned that there is too much capacity to produce technology products across the board on a global basis. In addition, Chinese and other Asian companies are becoming the most aggressive competitors with a threshold for profitability that is lower than their U.S. counterparts. This does not appear to be a formula for materially higher profits, profitability and higher stock valuations for most U.S. technology companies.

In the materials sector, we shifted our focus from metals and mining to chemicals by selling Phelps Dodge Corp. and Freeport-McMoRan Copper & Gold, Inc. and adding Air Products, The Dow Chemical Co., Praxair, Inc. and E.I. DuPont de Nemours & Co. We are concerned about the pricing and profitability of metals companies in 2005 as new mining capacity is developed around the globe. On the other hand, the decline in the U.S. dollar enhances the competitive position and profit growth of U.S. companies in the industrial chemicals and gases businesses.

For the first time in several years, we increased the Fund's exposure to the financials sector, adding positions in Franklin Resources, Inc., Bank of America Corp., Washington Mutual, Inc., Citigroup, Inc., U.S. Bancorp, Doral Financial Corp. and MBNA Corp. Although the continued increase in the federal funds rate will put a crimp on lending margins, we believe the recent acceleration of both commercial and consumer loan demand will offset the impact of narrower margins. The majority of these financial services companies have relatively high dividend yields to cushion the downside of stock prices as the Federal Reserve Board (the Fed) continues to raise short-term interest rates.

In the energy sector, we took profits on many of the Fund's holdings in exploration and development companies, selling Devon Energy Corp., Apache Corp., Pioneer Natural Resources Inc. and Occidental Petroleum Corp. Given the recent upturn in the stock prices of almost all energy companies, it appears investors have recognized the tremendous earnings growth of the S&P energy companies over the past year. However, the increase in interest rates over the past nine months, as well as higher energy costs, are more likely to slow economic growth and cause lower energy prices and lower earnings. Consequently, we have taken a cautionary view toward energy companies dependent on energy prices over the intermediate term. The Fund still has a meaningful exposure to the major companies that provide the logistical intelligence, equipment and services for private companies and governments to explore and develop new energy reserves, which are obviously scarce. We have had a positive secular view toward the energy sector during this decade. However, when global economies experience a slowdown in real growth or a recession, as occurred in the United States in 2001, energy prices fall and the stocks generally decline.


How would you characterize the Fund's position at the close of the period?

The Fund is positioned for a slowdown in U.S. economic growth. We ended the period overweight in the industrials sector, assuming a continuation of capital investment programs in the United States and Asia, particularly China. U.S. manufacturers of industrial goods as well as chemicals and gases should benefit from their increased competitive position in the global markets.

Our focus in the consumer discretionary sector is on companies in the services and entertainment segments, which we believe could do well as consumers spend more on these services rather than on motor vehicles, consumer electronics and home appliances. In the energy sector, we expect a continued ramp-up of corporate and government spending on exploration and development of new energy reserves. We have anticipated this type of development for more than two years given the substantial demand for energy and material goods from the Chinese economy. Finally, a slowdown in consumer spending could cause the Fed to stop or change the direction of its monetary restraint program, which would benefit the large banks, savings and loans, and credit card companies in the financial sector of the Fund's portfolio.


Lawrence R. Fuller
Vice President and Portfolio Manager


March 24, 2005



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Performance Data (continued)

Recent Performance Results
                                                                                             10-Year/
                                                           6-Month          12-Month     Since Inception
As of February 28, 2005                                  Total Return     Total Return     Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*            +11.77%          +3.14%          +163.75%
ML Fundamental Growth Fund, Inc. Class B Shares*            +11.37           +2.35           +147.82
ML Fundamental Growth Fund, Inc. Class C Shares*            +11.38           +2.34           +143.84
ML Fundamental Growth Fund, Inc. Class I Shares*            +11.92           +3.43           +170.76
ML Fundamental Growth Fund, Inc. Class R Shares*            +11.69           +2.90           + 31.49
S&P 500 R Index**                                           + 9.99           +6.98        +192.12/+37.62
S&P 500/Barra Growth Index***                               + 8.65           +3.51        +177.10/+28.91

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for
    Class A, Class B, Class C and Class I Shares and from 1/03/03 for Class R Shares.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
    U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of
    NYSE issues. Ten-year/since inception total returns are for 10 years and from 1/03/03.

*** This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's
    500 Index that have higher price-to-book ratios. Ten-year/since inception total returns are for 10 years and from 1/03/03.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/28/05                  + 3.14%           -2.28%
Five Years Ended 2/28/05                - 8.21            -9.20
Ten Years Ended 2/28/05                 +10.18            +9.59

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                    Return Without     Return With
                                         CDSC             CDSC**
Class B Shares*

One Year Ended 2/28/05                   +2.35%           -1.65%
Five Years Ended 2/28/05                 -8.92            -9.26
Ten Years Ended 2/28/05                  +9.50            +9.50

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                         CDSC             CDSC**
Class C Shares*

One Year Ended 2/28/05                   +2.34%           +1.34%
Five Years Ended 2/28/05                 -8.93            -8.93
Ten Years Ended 2/28/05                  +9.32            +9.32

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 2/28/05                  + 3.43%           -2.00%
Five Years Ended 2/28/05                - 7.98            -8.96
Ten Years Ended 2/28/05                 +10.47             9.88

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 2/28/05                                   + 2.90%
Inception (1/03/03) through 2/28/05                      +13.56



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2004 and held through February 28, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value    September 1, 2004
                                                         September 1,       February 28,     to February 28,
                                                             2004               2005               2005
Actual

Class A                                                     $1,000           $1,117.70            $ 6.09
Class B                                                     $1,000           $1,113.70            $10.17
Class C                                                     $1,000           $1,113.80            $10.22
Class I                                                     $1,000           $1,119.20            $ 4.78
Class R                                                     $1,000           $1,116.90            $ 7.40

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,019.05            $ 5.81
Class B                                                     $1,000           $1,015.18            $ 9.69
Class C                                                     $1,000           $1,015.13            $ 9.74
Class I                                                     $1,000           $1,020.29            $ 4.56
Class R                                                     $1,000           $1,017.81            $ 7.05

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.16% for Class A, 1.94% for Class B, 1.95% for Class C, .91% for Class I and 1.41% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Schedule of Investments                                                                                   (in U.S. dollars)

Industry++                    Shares Held    Common Stocks                                                         Value
Aerospace & Defense--2.5%       1,207,400    Boeing Co.                                                     $    66,370,778
                                1,116,100    Lockheed Martin Corp. (b)                                           66,095,442
                                                                                                            ---------------
                                                                                                                132,466,220

Beverages--1.6%                 1,599,900    PepsiCo, Inc.                                                       86,170,614

Biotechnology--3.3%             1,897,700    Celgene Corp. (b)(e)                                                51,949,537
                                3,597,700    Gilead Sciences, Inc. (e)                                          124,300,535
                                                                                                            ---------------
                                                                                                                176,250,072

Capital Markets--1.2%             884,400    Franklin Resources, Inc. (b)                                        62,076,036

Chemicals--7.7%                 1,362,900    Air Products & Chemicals, Inc. (b)                                  85,344,798
                                2,551,400    The Dow Chemical Co.                                               140,709,710
                                1,621,100    E.I. Du Pont de Nemours & Co. (b)                                   86,404,630
                                1,814,200    Praxair, Inc.                                                       81,330,586
                                  293,000    Sigma-Aldrich Corp. (b)                                             18,051,730
                                                                                                            ---------------
                                                                                                                411,841,454

Commercial Banks--2.5%          1,671,100    Bank of America Corp. (b)                                           77,956,815
                                1,909,300    U.S. Bancorp                                                        56,801,675
                                                                                                            ---------------
                                                                                                                134,758,490

Communications                  5,700,900    Corning, Inc. (e)                                                   65,389,323
Equipment--2.3%                 1,901,400    Telefonaktiebolaget LM Ericsson (a)(b)                              55,730,034
                                                                                                            ---------------
                                                                                                                121,119,357

Consumer Finance--0.9%          2,010,900    MBNA Corp.                                                          51,016,533

Diversified Financial           1,176,700    Citigroup, Inc.                                                     56,152,124
Services--1.0%

Energy Equipment &                269,000    BJ Services Co.                                                     13,439,240
Services--7.4%                  1,366,600    Baker Hughes, Inc. (b)                                              64,612,848
                                  756,600    Grant Prideco, Inc. (e)                                             18,279,456
                                1,851,100    Halliburton Co.                                                     81,411,378
                                1,717,900    Schlumberger Ltd.                                                  129,615,555
                                1,798,900    Transocean, Inc. (e)                                                87,210,672
                                                                                                            ---------------
                                                                                                                394,569,149

Food Products--2.3%             1,840,300    McCormick & Co., Inc.                                               69,912,997
                                  824,900    Wm. Wrigley Jr. Co.                                                 54,905,344
                                                                                                            ---------------
                                                                                                                124,818,341

Health Care Equipment &         2,160,500    Alcon, Inc. (b)                                                    186,559,175
Supplies--12.7%                 3,034,300    Boston Scientific Corp. (e)                                         99,100,238
                                  608,400    Dentsply International, Inc. (b)                                    33,443,748
                                  682,900    Fisher Scientific International (b)(e)                              41,417,885
                                2,024,500    Medtronic, Inc.                                                    105,516,940
                                1,465,200    St. Jude Medical, Inc. (e)                                          57,289,320
                                1,713,200    Varian Medical Systems, Inc. (b)(e)                                 61,555,276
                                  639,300    Waters Corp. (e)                                                    31,229,805
                                  749,100    Zimmer Holdings, Inc. (e)                                           64,347,690
                                                                                                            ---------------
                                                                                                                680,460,077


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Industry++                    Shares Held    Common Stocks                                                         Value
Health Care Providers &         1,467,100    Caremark Rx, Inc. (e)                                          $    56,160,588
Services--5.5%                  1,439,300    UnitedHealth Group, Inc.                                           131,206,588
                                  898,900    WellPoint, Inc. (e)                                                109,719,734
                                                                                                            ---------------
                                                                                                                297,086,910

Hotels, Restaurants &           1,152,200    Carnival Corp. (b)                                                  62,656,636
Leisure--8.1%                   2,130,600    Marriott International, Inc. Class A                               136,571,460
                                1,499,700    Starbucks Corp. (e)                                                 77,699,457
                                1,519,900    Starwood Hotels & Resorts Worldwide, Inc.                           86,999,076
                                  976,200    Wynn Resorts Ltd. (b)(e)                                            69,866,634
                                                                                                            ---------------
                                                                                                                433,793,263

Household Durables--1.3%          551,600    KB HOME                                                             68,839,680

Household Products--2.6%        2,593,800    Procter & Gamble Co.                                               137,704,842

IT Services--4.1%               2,191,300    Accenture Ltd. Class A (e)                                          55,987,715
                                1,486,900    First Data Corp.                                                    60,992,638
                                  784,600    Hewitt Associates, Inc. Class A (b)(e)                              24,118,604
                                2,379,400    Paychex, Inc.                                                       75,974,242
                                                                                                            ---------------
                                                                                                                217,073,199

Industrial                      3,287,800    3M Co.                                                             275,977,932
Conglomerates--12.0%           10,468,400    General Electric Co.                                               368,487,680
                                                                                                            ---------------
                                                                                                                644,465,612

Internet Software &             3,094,700    Yahoo!, Inc. (e)                                                    99,865,969
Services--1.9%

Machinery--2.2%                   597,400    Caterpillar, Inc.                                                   56,782,870
                                  824,300    Deere & Co.                                                         58,615,973
                                                                                                            ---------------
                                                                                                                115,398,843

Media--1.1%                     2,168,300    Walt Disney Co.                                                     60,582,302

Personal Products--1.2%         1,483,800    Avon Products, Inc.                                                 63,462,126

Semiconductors &                6,120,060    Intel Corp.                                                        146,759,039
Semiconductor
Equipment--2.7%

Software--4.8%                 10,302,500    Microsoft Corp.                                                    259,416,950

Specialty Retail--1.6%          2,765,000    Staples, Inc.                                                       87,152,800

Textiles, Apparel & Luxury      1,215,000    Coach, Inc. (e)                                                     67,468,950
Goods--1.3%

Thrifts & Mortgage              1,138,900    Doral Financial Corp.                                               45,168,774
Finance--1.9%                   1,360,200    Washington Mutual, Inc. (b)                                         57,073,992
                                                                                                            ---------------
                                                                                                                102,242,766

Trading Companies &               413,000    MSC Industrial Direct Co. Class A                                   13,360,550
Distributors--1.6%              3,506,000    Wolseley Plc                                                        74,874,136
                                                                                                            ---------------
                                                                                                                 88,234,686

                                             Total Investments in Common Stocks
                                             (Cost--$4,710,582,724)--99.3%                                    5,321,246,404


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

                      Beneficial Interest    Short-Term Securities                                                 Value
                            $ 126,408,995    Merrill Lynch Liquidity Series, LLC
                                             Cash Sweep Series I (c)                                        $   126,408,995
                              351,227,200    Merrill Lynch Liquidity Series, LLC
                                             Money Market Series (c)(d)                                         351,227,200

                                             Total Investments in Short-Term Securities
                                             (Cost--$477,636,195)--8.9%                                         477,636,195

Total Investments (Cost--$5,188,218,919*)--108.2%                                                             5,798,882,599
Liabilities in Excess of Other Assets--(8.2%)                                                                 (440,886,584)
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $ 5,357,996,015
                                                                                                            ===============

(a) Depositary Receipts.

(b) Security, or portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as
    "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                                  Interest/
                                                  Net              Dividend
    Affiliate                                   Activity             Income

    Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I                $  (64,896,876)    $ 1,824,502
    Merrill Lynch Liquidity Series,
      LLC Money Market Series                 $(742,260,000)    $   259,361
    Merrill Lynch Premier Institutional
      Fund                                                --    $       276


(d) Security was purchased with the cash proceeds from securities loans.

(e) Non-income producing security.

++  For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
    Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 *  The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                         $  5,204,452,198
                                                           ================
    Gross unrealized appreciation                          $    683,485,385
    Gross unrealized depreciation                              (89,054,984)
                                                           ----------------
    Net unrealized appreciation                            $    594,430,401
                                                           ================

    See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Statement of Assets and Liabilities

As of February 28, 2005
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $339,087,274) (identified cost--$4,710,582,724)                                        $ 5,321,246,404
           Investments in affiliated securities, at value (identified cost--$477,636,195)                       477,636,195
           Cash                                                                                                       5,891
           Receivables:
               Capital shares sold                                                        $     8,813,261
               Dividends                                                                        7,530,502
               Interest from affiliates                                                           256,512
               Securities lending                                                                  26,240        16,626,515
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        138,192
                                                                                                            ---------------
           Total assets                                                                                       5,815,653,197
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                            351,227,200
           Payables:
               Securities purchased                                                            65,664,053
               Capital shares redeemed                                                         32,568,173
               Other affiliates                                                                 3,240,699
               Investment adviser                                                               2,163,025
               Distributor                                                                      1,967,455       105,603,405
                                                                                          ---------------
           Accrued expenses                                                                                         826,577
                                                                                                            ---------------
           Total liabilities                                                                                    457,657,182
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 5,357,996,015
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of capital stock, $.10 par value, 300,000,000 shares authorized                   $     9,751,614
           Class B Shares of capital stock, $.10 par value, 500,000,000 shares authorized                         8,657,189
           Class C Shares of capital stock, $.10 par value, 300,000,000 shares authorized                         4,836,137
           Class I Shares of capital stock, $.10 par value, 300,000,000 shares authorized                         8,903,976
           Class R Shares of capital stock, $.10 par value, 500,000,000 shares authorized                           107,821
           Paid-in capital in excess of par                                                                   7,114,012,705
           Undistributed investment income--net                                           $    26,213,388
           Accumulated realized capital losses--net                                       (2,425,140,932)
           Unrealized appreciation--net                                                       610,654,117
                                                                                          ---------------
           Total accumulated losses--net                                                                    (1,788,273,427)
                                                                                                            ---------------
           Net Assets                                                                                       $ 5,357,996,015
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $1,666,558,761 and 97,516,135 shares
           outstanding                                                                                      $         17.09
                                                                                                            ===============
           Class B--Based on net assets of $1,356,802,755 and 86,571,894 shares
           outstanding                                                                                      $         15.67
                                                                                                            ===============
           Class C--Based on net assets of $762,148,848 and 48,361,368 shares
           outstanding                                                                                      $         15.76
                                                                                                            ===============
           Class I--Based on net assets of $1,555,288,641 and 89,039,757 shares
           outstanding                                                                                      $         17.47
                                                                                                            ===============
           Class R--Based on net assets of $17,197,010 and 1,078,213 shares outstanding                     $         15.95
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Statement of Operations

For the Six Months Ended February 28, 2005
Investment Income

           Dividends (net of $31,156 foreign withholding tax)                                               $    61,967,386
           Interest from affiliates                                                                               1,824,502
           Securities lending--net                                                                                  259,637
                                                                                                            ---------------
           Total income                                                                                          64,051,525
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $    16,422,637
           Account maintenance and distribution fees--Class B                                   7,148,201
           Account maintenance and distribution fees--Class C                                   3,692,138
           Account maintenance fees--Class A                                                    2,094,730
           Transfer agent fees--Class I                                                         1,960,296
           Transfer agent fees--Class B                                                         1,902,399
           Transfer agent fees--Class A                                                         1,789,365
           Transfer agent fees--Class C                                                         1,011,036
           Professional fees                                                                      941,304
           Accounting services                                                                    430,069
           Printing and shareholder reports                                                       155,799
           Custodian fees                                                                         130,445
           Directors' fees and expenses                                                            70,258
           Account maintenance and distribution fees--Class R                                      35,836
           Pricing fees                                                                            24,837
           Transfer agent fees--Class R                                                            16,648
           Other                                                                                    5,886
                                                                                          ---------------
           Total expenses                                                                                        37,831,884
                                                                                                            ---------------
           Investment income--net                                                                                26,219,641
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                               160,520,065
               Foreign currency transactions--net                                               (167,610)       160,352,455
                                                                                          ---------------
           Change in unrealized appreciation (depreciation) on:
               Investments--net                                                               407,443,455
               Foreign currency transactions--net                                                 (9,563)       407,433,892
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                              567,786,347
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   594,005,988
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Statements of Changes in Net Assets
                                                                                            For the Six         For the
                                                                                            Months Ended       Year Ended
                                                                                            February 28,       August 31,
Increase (Decrease) in Net Assets:                                                              2005              2004
Operations

           Investment income (loss)--net                                                  $    26,219,641   $  (35,832,052)
           Realized gain--net                                                                 160,352,455       541,118,775
           Change in unrealized appreciation (depreciation)--net                              407,433,892     (389,219,523)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                               594,005,988       116,067,200
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions               (369,108,839)     (106,236,353)
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                       224,897,149         9,830,847
           Beginning of period                                                              5,133,098,866     5,123,268,019
                                                                                          ---------------   ---------------
           End of period*                                                                 $ 5,357,996,015   $ 5,133,098,866
                                                                                          ===============   ===============
               * Undistributed investment income (accumulated investment loss)--net       $    26,213,388   $       (6,253)
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights
                                                                                         Class A

                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived     February 28,          For the Year Ended August 31,
from information provided in the financial statements.            2005       2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    15.29   $    14.89   $    13.63   $    17.23   $    29.63
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                         .10        (.06)        (.04)        (.05)          .03
           Realized and unrealized gain (loss)--net                1.70          .46         1.30       (3.55)      (10.52)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.80          .40         1.26       (3.60)      (10.49)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --       (1.91)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    17.09   $    15.29   $    14.89   $    13.63   $    17.23
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  11.77%++        2.69%        9.24%     (20.89%)     (36.88%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.16%*        1.16%        1.18%        1.18%        1.04%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                         1.22%*       (.38%)       (.29%)       (.33%)         .14%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $1,666,559   $1,587,995   $1,544,751   $1,384,765   $1,296,787
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    61.59%       78.23%      108.34%       92.35%      149.86%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                         Class B

                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived     February 28,          For the Year Ended August 31,
from information provided in the financial statements.            2005       2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    14.07   $    13.81   $    12.74   $    16.24   $    28.06
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                         .03        (.17)        (.13)        (.17)        (.13)
           Realized and unrealized gain (loss)--net                1.57          .43         1.20       (3.33)       (9.95)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.60          .26         1.07       (3.50)      (10.08)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --       (1.74)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    15.67   $    14.07   $    13.81   $    12.74   $    16.24
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  11.37%++        1.88%        8.40%     (21.55%)     (37.36%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.94%*        1.93%        1.97%        1.96%        1.81%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          .43%*      (1.16%)      (1.08%)      (1.10%)       (.62%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $1,356,803   $1,445,258   $1,685,904   $1,802,731   $2,299,511
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    61.59%       78.23%      108.34%       92.35%      149.86%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                         Class C

                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived     February 28,          For the Year Ended August 31,
from information provided in the financial statements.            2005       2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    14.15   $    13.89   $    12.82   $    16.34   $    28.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                         .03        (.17)        (.14)        (.17)        (.13)
           Realized and unrealized gain (loss)--net                1.58          .43         1.21       (3.35)      (10.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.61          .26         1.07       (3.52)      (10.14)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --       (1.78)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    15.76   $    14.15   $    13.89   $    12.82   $    16.34
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  11.38%++        1.87%        8.35%     (21.54%)     (37.35%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.95%*        1.94%        1.98%        1.97%        1.83%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          .42%*      (1.17%)      (1.09%)      (1.11%)       (.66%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  762,149   $  692,924   $  608,176   $  596,871   $  616,400
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    61.59%       78.23%      108.34%       92.35%      149.86%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                         Class I

                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived     February 28,          For the Year Ended August 31,
from information provided in the financial statements.            2005       2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    15.61   $    15.16   $    13.84   $    17.46   $    29.98
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                         .12        (.02)        (.01)        (.02)          .08
           Realized and unrealized gain (loss)--net                1.74          .47         1.33       (3.60)      (10.64)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.86          .45         1.32       (3.62)      (10.56)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --       (1.96)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    17.47   $    15.61   $    15.16   $    13.84   $    17.46
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  11.92%++        2.97%        9.54%     (20.73%)     (36.71%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .91%*         .91%         .93%         .94%         .80%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                         1.47%*       (.13%)       (.04%)       (.09%)         .35%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $1,555,289   $1,396,668   $1,284,423   $1,170,884   $  950,922
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    61.59%       78.23%      108.34%       92.35%      149.86%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights (concluded)
                                                                                                   Class R

                                                                                      For the      For the   For the Period
                                                                                     Six Months      Year      January 3,
                                                                                       Ended        Ended      2003++ to
The following per share data and ratios have been derived                           February 28,  August 31,   August 31,
from information provided in the financial statements.                                  2005         2004         2003
Per Share Operating Performance

           Net asset value, beginning of period                                        $    14.28   $    13.95   $    12.13
                                                                                       ----------   ----------   ----------
           Investment income (loss)--net***                                                   .08        (.09)        (.02)
           Realized and unrealized gain--net                                                 1.59          .42         1.84
                                                                                       ----------   ----------   ----------
           Total from investment operations                                                  1.67          .33         1.82
                                                                                       ----------   ----------   ----------
           Net asset value, end of period                                              $    15.95   $    14.28   $    13.95
                                                                                       ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                                           11.69%+++        2.37%    15.00%+++
                                                                                       ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                                        1.41%*        1.41%       1.42%*
                                                                                       ==========   ==========   ==========
           Investment income (loss)--net                                                    .99%*       (.60%)      (.53%)*
                                                                                       ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)                                    $   17,197   $   10,254   $       14
                                                                                       ==========   ==========   ==========
           Portfolio turnover                                                              61.59%       78.23%      108.34%
                                                                                       ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of ..65% of the average net assets of the Fund not exceeding $1 billion, ..625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 28, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                      $ 26,223              $ 327,573
Class I                      $    219              $   2,895


For the six months ended February 28, 2005, MLPF&S received contingent deferred sales charges of $643,453 and $52,200 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $268 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 28, 2005, the Fund lent securities with a value of $15,606,878 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 28, 2005, MLIM, LLC received $109,707 in securities lending agent fees.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


In addition, MLPF&S received $740,821 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2005.

For the six months ended February 28, 2005, the Fund reimbursed MLIM $58,226 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2005 were $3,238,389,476 and $3,428,583,665, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $369,108,839 and $106,236,353 for the six months ended February 28, 2005 and for the year ended August 31, 2004.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                            9,130,357    $   150,534,896
Automatic conversion of shares         3,863,074         63,915,413
                                  --------------    ---------------
Total issued                          12,993,431        214,450,309
Shares redeemed                     (19,355,354)      (322,320,417)
                                  --------------    ---------------
Net decrease                         (6,361,923)    $ (107,870,108)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           17,766,615    $   284,562,848
Shares issued resulting from
   reorganization                        303,903          5,126,703
Automatic conversion of shares         8,127,236        130,283,733
                                  --------------    ---------------
Total issued                          26,197,754        419,973,284
Shares redeemed                     (26,077,331)      (417,131,861)
                                  --------------    ---------------
Net increase                             120,423    $     2,841,423
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                            6,049,598    $    91,805,559
                                  --------------    ---------------
Automatic conversion of shares       (4,204,312)       (63,915,413)
Shares redeemed                     (17,966,856)      (273,531,480)
                                  --------------    ---------------
Total redeemed                      (22,171,168)      (337,446,893)
                                  --------------    ---------------
Net decrease                        (16,121,570)    $ (245,641,334)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           16,590,641    $   244,662,832
Shares issued resulting from
   reorganization                      3,740,939         58,381,960
                                  --------------    ---------------
Total issued                          20,331,580        303,044,792
                                  --------------    ---------------
Automatic conversion of shares       (8,792,896)      (130,283,733)
Shares redeemed                     (30,886,156)      (455,863,255)
                                  --------------    ---------------
Total redeemed                      (39,679,052)      (586,146,988)
                                  --------------    ---------------
Net decrease                        (19,347,472)    $ (283,102,196)
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                            7,850,123    $   119,916,036
Shares redeemed                      (8,451,353)      (129,256,842)
                                  --------------    ---------------
Net decrease                           (601,230)    $   (9,340,806)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           13,724,469    $   204,267,701
Shares issued resulting from
   reorganization                      2,519,070         39,535,287
                                  --------------    ---------------
Total issued                          16,243,539        243,802,988
Shares redeemed                     (11,057,204)      (163,910,711)
                                  --------------    ---------------
Net increase                           5,186,335    $    79,892,277
                                  ==============    ===============



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (concluded)


Class I Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                           13,964,120    $   232,657,354
Shares redeemed                     (14,424,433)      (244,469,609)
                                  --------------    ---------------
Net decrease                           (460,313)    $  (11,812,255)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           24,896,870    $   410,881,363
Shares issued resulting from
    reorganization                       147,273          2,532,155
                                  --------------    ---------------
Total issued                          25,044,143        413,413,518
Shares redeemed                     (20,270,196)      (330,110,284)
                                  --------------    ---------------
Net increase                           4,773,947    $    83,303,234
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                              536,664    $     8,305,447
Shares redeemed                        (176,256)        (2,749,783)
                                  --------------    ---------------
Net increase                             360,408    $     5,555,664
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                              872,209    $    13,191,530
Shares redeemed                        (155,422)        (2,362,621)
                                  --------------    ---------------
Net increase                             716,787    $    10,828,909
                                  ==============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On August 31, 2004, the Fund had a net capital loss carryforward of $2,569,260,108, of which $98,873,827 expires in 2008, $126,733,281 expires in 2009, $975,197,323 expires in 2010, $1,300,237,466 expires in 2011 and $68,218,211 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Portfolio Information


As of February 28, 2005

                                               Percent of
Ten Largest Holdings                           Net Assets

General Electric Co.                               6.9%
3M Co.                                             5.2
Microsoft Corp.                                    4.8
Alcon, Inc.                                        3.5
Intel Corp.                                        2.7
The Dow Chemical Co.                               2.6
Procter & Gamble Co.                               2.6
Marriott International, Inc. Class A               2.5
UnitedHealth Group, Inc.                           2.4
Schlumberger Ltd.                                  2.4


                                               Percent of
Five Largest Industries*                       Net Assets

Health Care Equipment & Supplies                  12.7%
Industrial Conglomerates                          12.0
Hotels, Restaurants & Leisure                      8.1
Chemicals                                          7.7
Energy Equipment and Services                      7.4

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


                                               Percent of
                                                 Total
Sector Representation                         Investments

Health Care                                       19.9%
Industrials                                       16.9
Information Technology                            14.6
Consumer Discretionary                            12.4
Consumer Staples                                   7.1
Materials                                          7.1
Financials                                         7.0
Energy                                             6.8
Other*                                             8.2

* Includes portfolio holdings in short-term investments.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Lawrence R. Fuller, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
JP Morgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Andre F. Perold resigned as a Director of Merrill Lynch Fundamental Growth Fund, Inc. effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Director of the Fund. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., FEBRUARY 28, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Fund, Inc.

By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 22, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 22, 2005